HOTCHKIS AND WILEY FUNDS

               SUPPLEMENT TO PROSPECTUSES DATED AUGUST 28, 2002


	The Hotchkis and Wiley Small Cap Value Fund (the "Fund") will close to new investors effective August 27, 2003. Unless you fit into one of the investor categories described below, you may not invest in the Fund after the close of business on August 27, 2003.

	You may purchase Fund shares through your existing Fund account and reinvest dividends and capital gains in the Fund if you are:

* A current Fund shareholder;
* An investor who has previously entered into a letter of intent with the Fund or the Distributor;
* A participant in a qualified defined contribution retirement plan that offers the Fund as an investment option;
* A 401k plan that has selected the Fund as an option but is funding after August 27, 2003.

	Except as otherwise noted, these restrictions apply to investments made directly with the transfer agent or through securities dealers or other financial intermediaries. Once an account is closed, additional investments will not be accepted unless you are one of the investors listed above. Exchanges into the Fund from other Hotchkis and Wiley Funds will not be permitted after August 27, 2003, unless the exchange is being made into an existing Fund account. Investors may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted. The Fund may allow new investments into the Fund in certain other circumstances. The Fund may resume sales of shares to new investors at some future date, but it has no present intention to do so.


August 4, 2003